UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): June 18, 2009

MUELLER WATER PRODUCTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0001-32892	20-3547095
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road, NE, Suite 1200

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 206-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On June 18, 2009, the Company entered into Amendment No. 2 (the “Amendment”) to its Amended and Restated Credit Agreement (the “Credit Facility”) dated as of May 24, 2007, as amended by Amendment No. 1 dated as of June 21, 2007, among the Company, Mueller Group, LLC, as prior borrower, Bank of America, N.A., as Administrative Agent and an L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent and an L/C Issuer and the lenders party thereto. Capitalized terms not otherwise defined in this current report have their respective meanings set forth in the Credit Facility, as amended through the date of the Amendment. The Amendment, among other things, makes the changes described below.

Size of Credit Facility

The Amendment reduces the Revolving Credit Facility to an aggregate principal amount of $200.0 million and eliminates (i) the Company’s option to increase the borrowing capacity under the term loan facilities, (ii) the swing line loan facility, and (iii) a receivables financing facility contained in the prior credit agreement. In addition, the Credit Facility allows a second lien facility in an amount of up to $250.0 million.

Upon the closing of the Amendment, the Company prepaid $100.0 million in aggregate principal amount of the Term Loan A facility and the Term Loan B facility. This prepayment reduced the outstanding principal of the Term Loan A facility and the Term Loan B facility to $120.4 million and $445.3 million, respectively.

Consolidated Leverage Ratio

The Amendment requires that the Consolidated Leverage Ratio at any time during any Four-Quarter Period set forth below not exceed the ratio set forth below for such period:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio

June 30, 2009	6.50 to 1.00

September 30, 2009	8.75 to 1.00

December 31, 2009	9.50 to 1.00

March 31, 2010	9.25 to 1.00

June 30, 2010	7.75 to 1.00

September 30, 2010	7.25 to 1.00

December 31, 2010	7.00 to 1.00

March 31, 2011	6.50 to 1.00

June 30, 2011	6.25 to 1.00

September 30, 2011 through June 30, 2012	6.00 to 1.00

September 30, 2012 and each fiscal quarter thereafter	4.00 to 1.00

Consolidated Interest Charge Coverage Ratio

The Amendment requires that the Consolidated Interest Charge Coverage Ratio at the end of any fiscal quarter of the Borrower set forth below not be less than the ratio set forth below for such period:

Four Fiscal Quarters Ending	Minimum Consolidated Interest Coverage Ratio

June 30, 2009	1.50 to 1.00

September 30, 2009 through March 31, 2010	1.25 to 1.00

June 30, 2010	1.45 to 1.00

September 30, 2010	1.55 to 1.00

December 31, 2010	1.60 to 1.00

March 31, 2011	1.70 to 1.00

June 30, 2011	1.80 to 1.00

September 30, 2011 through June 30, 2012	1.90 to 1.00

September 30, 2012 through June 30, 2013	2.75 to 1.00

September 30, 2013 and each fiscal quarter thereafter	3.00 to 1.00

Consolidated Senior Secured First Lien Leverage Ratio

The Amendment adds a new covenant that requires that the Consolidated Senior Secured First Lien Leverage Ratio at any time during any Four-Quarter Period set forth below not exceed the ratio set forth below for such period:

Four Fiscal Quarters Ending	Maximum Consolidated Senior Secured First Lien Leverage Ratio

June 30, 2009	3.75 to 1.00

September 30, 2009	5.00 to 1.00

December 31, 2009 through March 31, 2010	5.25 to 1.00

June 30, 2010	4.50 to 1.00

September 30, 2010 through December 31, 2010	4.00 to 1.00

March 31, 2011 through June 30, 2012	3.50 to 1.00

September 30, 2012 and each fiscal quarter thereafter	2.50 to 1.00

Capital Expenditures

The Amendment adds a new covenant limiting Consolidated Capital Expenditures to $25.0 million for the two consecutive fiscal quarters of the Company ending September 30, 2009 and to amounts ranging from $54.0 million to $85.0 million for subsequent fiscal years, subject to limited increases equal to (i) 50.0% of the amount by which the Company reduces cash dividend payments from the prior fiscal year, (ii) 50% of the permitted Consolidated Capital Expenditure amounts not fully used in the prior fiscal year and (iii) 50.0% of net cash proceeds from the sale of Equity Interests that are not subject to mandatory prepayments, provided that the increase shall not exceed $10.0 million.

Mandatory Prepayments

The Amendment increases mandatory prepayment requirements upon the sale of assets. It also adds requirements for mandatory prepayment upon the sale of equity or the issuance of debt and from Excess Cash Flow, in each case and in certain circumstances based on the Company’s Consolidated Leverage Ratio or Consolidated Senior Secured First Lien Leverage Ratio.

Other Covenants

The Amendment amends certain covenants to further restrict the ability of the Company to make certain Restricted Payments and to make acquisitions.

Interest Rate and Fees

Under the Amendment, the interest rates applicable to the borrowings are equal to LIBOR plus the Applicable Margin or, at the Company’s option, the Base Rate. The Base Rate is equal to the Applicable Margin plus the highest of (i) the prime rate, (ii) the Federal Funds Rate plus 0.50% and (iii) one-month LIBOR plus 1.00%. The Applicable Margin and the Commitment Fee on the unused portion of the revolving credit facility are equal to the amounts set forth below.

		Revolving Applicable Margin on Loans, Segments of the Term Loan A and Term Loan B and Letter of Credit Fees
Pricing Level	Consolidated Senior Secured First Lien Leverage Ratio	Base Rate Loans	Eurocurrency Rate Loans and Letter of Credit Fees	Commitment Fee
1	Greater than 4.00 to 1.00	5.00%	6.00%	0.750%
2	Less than or equal to 4.00 to 1.00 but greater than 3.00 to 1.00	4.50%	5.50%	0.625%
3	Less than or equal to 3.00 to 1.00	4.00%	5.00%	0.500%

In addition, the Company agreed to pay each lender that approved the Amendment an amendment fee in an amount equal to 0.500% of the outstanding borrowings and commitments under the Credit Facility attributable to the lender.

A copy of Amendment No. 2 to the Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1.2 and is incorporated by reference. The above description of the Amended and Restated Credit Agreement, as amended by Amendment No. 2, is qualified in its entirety by reference to the attached agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1.2	Amendment No. 2 dated as of June 18, 2009 to the Amended and Restated Credit Agreement dated as of May 24, 2007, as amended by Amendment No. 1 dated as of June 21, 2007, among Mueller Water Products, Inc., as Borrower, Mueller Group, LLC, as prior borrower, Bank of America, N.A., as Administrative Agent and an L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, and an L/C Issuer and the lenders named on the signature pages thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2009		MUELLER WATER PRODUCTS, INC.

	By:	/s/ Evan L. Hart
Evan L. Hart Senior Vice President and Chief Financial Officer